Exhibit 99.1

PRESS RELEASE

VCG Holding Corp (ticker: PTT, exchange: AMEX) News Release

May 20, 2005

VCG Holding Corp. Announces Revised Financial Results for the Year Ended December 31, 2004

Denver, CO - (Business Wire) – May 20, 2005 - VCG Holding Corp. (AMEX: PTT), (VCG) an owner, consolidator and operator of adult nightclubs, announced today its revised financial results for the year ended December 31, 2004.

On May 18, 2005 VCG had announced that its fiscal 2004 financial statements would be restated to increase the loss from the discontinued operations of Tennessee Restaurant Concepts, Inc. (“TRC”), a discontinued component of its operations which was sold in January, 2005, by $530,780. The restatement will also increase the Company’s net loss for fiscal 2004 by $530,780 or $.06 per share. The Company also announced on May 18, 2005 that it intended to reviewed its impairment tests for the long-lived assets and goodwill of TRC performed under Statement of Financial Accounting Standards (“SFAS”) No. 144 (for long-lived assets other than goodwill) and SFAS No. 142 (for goodwill) as of June 30, 2004 and September 30, 2004 to determine whether any of the impairment recorded in the fourth quarter of fiscal 2004 should have been recorded in prior interim periods of fiscal 2004. In addition, the Company intended to review whether the assets and operations of TRC should have been reclassified as assets held for sale and operations of a discontinued component as of September 30, 2004.

As the result of such reviews, the Company has now determined that:

•	for the year ended December 31, 2004 the loss from discontinued operations and net loss needed to be increased by $530,780 to $ 1,798,161.

•	for the three months ended June 30, 2004 and the three months ended September 30,2004 no adjustment or reclassifications were required. All impairments and discontinued operation issues were attributed to the 4th quarter of 2004.

The following sets forth summary information for the restated results of operations for periods affected.

Year ended December 31, 2004
Revenues	$12,219,584
Operating expenses	10,773,159

Income from operations	1,446,425
Other income (expense)	(2,593,308)
Income taxes (benefit)	(400,749)
Minority interest	(37,177)

Income(loss) from continuing operations	(783,311)
Income (loss) from discontinued operations	(1,014,850)

Net income (loss)	(1,798,161)
Preferred stock dividend	(323,460)

Net income (loss) applicable to common shareholders	$(2,121,621)

Earnings (loss) per share
Basic and diluted income (loss) per common share
Income (loss) from continuing operations	$(0.10)
Income (loss) from discontinued operations	(0.12)
Preferred stock dividends	(0.04)

Net income (loss) applicable to common shareholders	$(0.26)

Weighted average shares outstanding	8,121,107

A comparison of the restated results of operations to those previously reported is as follows:

Year Ended December 31, 2004
Income (loss) from continuing operations (a)
As original reported	$(783,311)
As restated	$(783,311)
Income (loss) from discontinued operations
As original reported	$(484,070)
As restated	$(1,014,850)
Net income (loss)
As original reported	$(1,267,381)
As restated	$(1,798,161)
Preferred stock dividends
As original reported	$(323,460)
As restated	$(323,460)
Net income (loss) applicable to common Shareholders
As original reported	$(1,590,841)
As restated	$(2,121,621)

Basic and diluted income (loss) per common share
Income loss from continuing operations
As original reported	$(0.10)
As restated	$(0.10)
Income (loss) from discontinued operations
As original reported	$(0.06)
As restated	$(0.12)
Preferred stock dividends
As original reported	$(0.04)
As restated	$(0.04)
Net income (loss) applicable to common Shareholders
As original reported	$(0.20)
As restated	$(0.26)

(a)	includes minority interest expense and income taxes attributable to continuing operations previously reported separately on the Company’s income statements, but which will now be included in the total for the results of continuing operations

The Company intends to file an amend Form 10-KSB for the year ended December 31, 2004. Until such amended report is filed with the SEC, which the Company anticipates will take place on or before May 25, 2005, the Company urges the marketplace not to rely on the Company’s previously filed financial statements for the year ended December 31, 2004.

As the Company announced on May 18, 2005, the error in the measurement of the impairment loss recorded for fiscal 2004 was discovered in the process of the Company’s preparation of its Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2005. The Company, under the supervision of its Audit Committee and with the assistance of independent counsel which in turn is assisted by an independent accounting expert, began an inquiry into the circumstances relating to the foregoing error to assure that there are no other financial reporting or disclosure control items that may be of concern. While the Audit Committee’s investigation has now concluded that no other adjustments to the fiscal and interim 2004 financial statements appear necessary, it is continuing to investigate the circumstances relating to the foregoing error in order to asses what changes, if any, are needed to the Company’s financial reporting or disclosure controls. Due to the ongoing nature of this aspect of the inquiry, the Company is unable to assess definitively the impact such inquiry may have upon its assessments of the effectiveness of financial reporting or disclosure controls included in its prior public reports.

About VCG Holding Corp.

VCG Holding Corp. is an owner, operator and consolidator of adult nightclubs throughout the United States. The Company currently owns six adult nightclubs and operates seven more clubs under management agreements. The owned and managed clubs are located in Indianapolis, St. Louis, Denver, Phoenix, and Louisville.

Forward-looking statements

Statements contained in this press release concerning future results, performance or expectations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as assumptions on which such statements are based. All forward-looking statements in this press release are based upon information available to the Company on the date of this press release. Forward-looking statements involve a number of risks and uncertainties, and other factors, that could cause actual results, performance or developments to differ materially from those expressed or implied by those forward-looking statements including the following: failure of facts to conform to necessary management estimates and assumptions; the Company’s ability to identify and secure suitable locations for new nightclubs on acceptable terms, open the anticipated number of new nightclubs on time and within budget, achieve anticipated rates of same-store sales, hire and train additional nightclub personnel and integrate new nightclubs into its operations; the continued implementation of the Company’s business discipline over a large nightclub base; unexpected increases in cost of sales or employee, pre-opening or other expenses; the economic conditions in the new markets into which the Company expands and possible uncertainties in the customer base in these areas; fluctuations in quarterly operating results; seasonality; changes in customer spending patterns; the impact of any negative publicity or public attitudes; competitive pressures from other national and regional nightclub chains; business conditions, such as inflation or a recession, or other negative effect on nightclub patterns, or some other negative effect on the economy, in general, including (without limitation) growth in the nightclub industry and the general economy; changes in monetary and fiscal policies, laws and regulations; war, insurrection and/or terrorist attacks on United States soil; and other risks identified from time to time in the Company’s SEC reports, including the Annual Report on Form 10-KSB for 2004, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Contact:

Troy H. Lowrie, CEO

Micheal Ocello, President

Donald W Prosser, CFO

VCG Holding Corporation, 390 Union Blvd, Suite 540, Lakewood, Colorado 80228

Telephone    303.934.2424

Facsimile     303.922.0746,

Email:	tlowrie@vcgh.com
mocello@vcgh.com
dprosser@vcgh.com